EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION


     In connection with the Quarterly Report of Geneva Resources, Inc. (the "Company") on Form 10-Q for the quarter ending November 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marcus Johnson, Chief Executive Officer/President of the Company and I, D. Bruce Horton, Chief Financial Officer/Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 14, 2010
                                        By: /s/ MARCUS JOHNSON
                                        _____________________________________
                                            Marcus Johnson
                                            Chief Executive Officer/President


Date: January 14, 2010
                                        By: /s/ D. BRUCE HORTON
                                        _____________________________________
                                            D. Bruce Horton
                                            Chief Financial Officer/Treasurer